                                                                    EXHIBIT 10.7


                                    AGREEMENT

         This Agreement (this "Agreement") is made this 13th day of August, 1999, by Glenn E. Montgomery, Jr. ("Montgomery"), GMJM Stock Partnership, Ltd., a Colorado limited partnership ("GMJM" and, together with Montgomery, the "Montgomery Entities"), InSight Capital Partners III, L.P., a Delaware limited partnership ("InSight") and Convergent Group Corporation, a Delaware corporation ("Convergent").

                                    RECITALS

         The parties wish to document certain agreements relating to the shares of capital stock of Convergent, including without limitation amendments to that certain Shareholders' Agreement (the "Shareholders' Agreement") of even date herewith by and among Convergent, the "Company Shareholders" and the "Investors", which amendments shall take effect upon approval by a "Shareholder Majority" and an "Investor Majority" (as such terms are defined in the Shareholders Agreement), as required by Section 16(a) of the Shareholders' Agreement.

                                    AGREEMENT

         NOW THEREFORE, in consideration of the premises and the mutual promises and covenants herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1. SALE OF SHARES IN MEZZANINE OFFERING.

         1.1 Introductions to Mezzanine Purchasers. InSight shall use commercially reasonable efforts to introduce the Montgomery Entities to one or more persons or entities, including without limitation Integral Partners, J. Hogue and Amerendo, who have an interest in acquiring shares of Series A Preferred Stock ("Preferred Stock") and/or Common Stock ("Common Stock") of Convergent and to support a sale by the Montgomery Entities of Preferred Stock and Common Stock to such persons and entities. Provided that InSight has complied with its obligations as set forth in the preceding sentence and Section 1.3, InSight shall have no liability whatsoever with respect to a failure by the Montgomery Entities to conclude a sale of Preferred Stock and/or Common Stock.

         1.2 Terms of Purchase and Sale. Persons or entities interested in acquiring Preferred Stock and/or Common Stock from the Montgomery Entities are referred to hereinafter as the "Mezzanine Purchasers". It is the intention of the parties that the Montgomery Entities shall sell, and the Mezzanine Purchasers shall purchase, not less than $2,000,000 of Preferred Stock and Common Stock



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(based upon the purchase and sale price with the Mezzanine Purchasers) from the
Montgomery Entities in a private placement to be concluded as soon as reasonably possible, but not later than six months from the date of this Agreement. The purchase price per share for the Preferred Stock shall be not less than $1.085 per share. The net proceeds of a sale of Preferred Stock or Common Stock to the Mezzanine Purchasers shall be applied by the Montgomery Entities to repay any outstanding obligations under that certain Promissory Note of even date herewith issued by Montgomery, as Maker, in favor of Convergent, as Payee (the "Montgomery Note").

         1.3 Right of Co-Sale. If InSight or any of its affiliates wish to sell, transfer, assign or otherwise dispose of (each a "Transfer") any of their shares of Preferred Stock or any interest therein other than to an affilitate, including without limitation shares of Common Stock acquired upon conversion of the Preferred Stock (a "Preferred Interest"), InSight shall give at least 40 days prior written notice (a "Co-Sale Notice") to the Montgomery Entities, which notice shall include the terms and conditions of such proposed Transfer including the identity of each prospective transferee. The Montgomery Entities may, within 30 days of the receipt of the Co-Sale Notice, give written notice (a "Tag-Along Notice") to InSight that they or either of them wish to participate in such proposed Transfer and specifying the number of shares of Preferred Stock or Common Stock (to the extent that GMJM has sold all of its interest in the original 509,012 shares of Common Stock held by it on the date of this Agreement) they desire to include in such proposed Transfer. The number of shares which may be included by the Montgomery Entities shall be (i) up to the initial $2,000,000 of shares proposed to be Transferred (based upon the purchase and sale price specified in the Co-Sale Notice), and (ii) up to one-third of the total number of shares subject to the Tag-Along Notice over and above the initial $2,000,000. Notwithstanding anything herein to the contrary, the $2,000,000 referred to in the preceding sentence shall be reduced by the amount of gross proceeds realized by the Montgomery entities in any prior sale of Preferred Stock or Common Stock, and the aggregate amount which may be sold by the Montgomery entities in one or more transactions pursuant to clause (ii) of the preceding sentence shall not exceed $3,333,333. If the Montgomery Entities fail to provide a timely Tag-Along Notice with respect to any Transfer proposed in a Co-Sale Notice, InSight may Transfer the Preferred Interest specified in the Co-Sale Notice to the proposed transferree(s) specified in the Co-Sale Notice for a period of 90 days thereafter upon terms and conditions no more favorable than those set forth in the Co-Sale Notice. This Section 1.3 shall then apply to subsequent Transfers by InSight and its affiliates to persons other than their affiliates. If the Montgomery Entities give InSight a timely Tag-Along Notice, then InSight shall include shares of Preferred Stock and Common Stock specified by the Montgomery Entities in the proposed Transfer upon at least the same terms and conditions as set forth in the Co-Sale Notice (but substituting Common Stock for Preferred Stock on a share-for-share basis without any other change in terms


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to the extent GMJM has sold all of its interest in the original 509,012 shares of Common Stock held by it on the date of this Agreement).

         1.4 Conversion of Shares. In order to facilitate the sale of shares of Common Stock by GMJM, Convergent, upon request from GMJM, shall exchange, on a share for share basis, each of the 509,012 shares of Common Stock held by GMJM on the date of this Agreement for Preferred Stock, provided that such shares must be sold to a Mezzanine Purchaser within ten (10) days after the date of such exchange, or such exchange shall be null and void and GMJM shall return any shares of Preferred Stock received by it to Convergent in return for the shares of Common Stock tendered by GMJM.

         1.5 Termination. This Article 1 shall terminate upon a "Qualified Public Offering," as that term is defined in the Shareholders' Agreement.

2. SHAREHOLDERS' AGREEMENT.

         2.1 Mezzanine Transfer. Any Transfer of shares of capital stock of Convergent by the Montgomery Entities as described in Article 1 of this Agreement shall be considered to be an "Exempt Transfer" for purposes of the Shareholders' Agreement. As an Exempt Transfer, such Transfer shall (i) be deemed to not be in violation of Section 1(a); (ii) not be subject to a right of first refusal by Convergent, the Investors and the Executive Shareholders pursuant to Section 1(c); and (iii) not be subject to the co-sale provisions specified in Section 2. In addition, Section 12 of the Shareholders' Agreement shall not apply to the Mezzanine Purchasers with respect to the Montgomery Entities' shares. Such Mezzanine Purchasers shall, as a condition to the Transfer of the Montgomery Entities' Shares, become Investors for purposes of the Shareholders' Agreement with respect to all of the Montgomery Entities' shares, and will be required to execute and deliver to Convergent an Investor Joinder with respect to such shares.

         2.2 Promissory Note and Stock Pledge Agreements. Any Transfer of shares of capital stock of Convergent by the Montgomery Entities in connection with the Montgomery Note, including without limitation Transfers in payment of obligations owed pursuant to the Note, the pledge of shares made pursuant to the Stock Pledge Agreement of even date herewith between Montgomery and Convergent and the Stock Pledge Agreement of even date herewith between GMJM and Convergent (collectively, the "Stock Pledge Agreements"), and any subsequent Transfer of shares in accordance with the terms of the Stock Pledge Agreements, shall be considered an Exempt Transfer for purposes of the Shareholders' Agreement. As an Exempt Transfer, such Transfer shall (i) be deemed to not be in violation of
Section 1(a); (ii) not be subject to a right of first refusal by Convergent, the Investors and the Executive Shareholders pursuant to Section 1(c); and (iii) not be subject to the co-sale provisions specified in Section 2. In addition, the pledges pursuant to the Stock Pledge Agreements will be



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excepted from Section 6(d), which requires the approval of the Board of
Directors of Convergent for certain stock pledges.

         2.3 Employment Agreement. Any Transfer of shares of capital stock of Convergent by the Montgomery Entities in connection with the Employment Agreement of even date herewith between Montgomery and Convergent (the "Employment Agreement") shall be considered an Exempt Transfer for purposes of the Shareholders' Agreement. As an Exempt Transfer, such Transfer shall (i) be deemed to not be in violation of Section 1(a); (ii) not be subject to a right of first refusal by Convergent, the Investors and the Executive Shareholders pursuant to Section 1(c); and (iii) not be subject to the co-sale provisions specified in Section 2. In addition, should Convergent exercise its right to reacquire shares of Convergent's capital stock pursuant to Section 3 of the Shareholders' Agreement following a termination of Montgomery's employment for any reason whatsoever, including without limitation by Convergent with or without "Cause", by Montgomery with or without "Good Reason" and as a result of Montgomery's death or disability, the amount to be paid for the shares and the terms and conditions applicable to the purchase and sale shall be the price and the terms and conditions applicable as if Montgomery had exercised the "Put Option" pursuant to Section 22 of the Employment Agreement, whether or not Montgomery would have had the right to exercise such Put Option under such circumstances in accordance with the Employment Agreement.

3. MONTGOMERY NOTE.

         In the event that Montgomery is required to prepay all or any portion of the Montgomery Note in accordance with Section 3 thereof, InSight shall purchase from the Montgomery Entities a sufficient number of shares of Common Stock to enable Montgomery to repay the outstanding balance, including both principal and accrued interest, on the Montgomery Note in full; provided, however, that InSight shall not be obligated to make such purchase unless, as of the end of the month prior to the month in which such prepayment requirement arises, Convergent had achieved at least eighty percent (80%) of each of targeted revenues, bookings, and EBITDA (each as set forth in the Annual Operating Plan approved by the Board of Directors of Convergent in the manner described in the Employment Agreement), which targeted amounts shall be prorated for that portion of the year for which such determination is made. The purchase price of any shares transferred pursuant to this Section 3 shall be $1.085 per share.

4. ASSIGNMENT.

         Neither Montgomery nor GMJM may assign or delegate this Agreement or any of its rights, duties or obligations hereunder to any person or entity without the prior written approval of InSight, which shall not be unreasonably withheld.



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

5. MISCELLANEOUS.

         5.1 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, oral or written, and all other communications relating to the subject matter hereof. No amendment or modification of any provision of this Agreement will be effective unless set forth in a document that is executed by both parties.

         5.2 Waivers. The forbearance, neglect or failure of either party to enforce any or all of the terms of this Agreement or to insist upon strict compliance by the other party of its terms shall not be construed as a waiver of any of such party's rights hereunder.

         5.3 Governing Law. The validity, construction, and performance of this Agreement shall be governed by the internal laws of the State of Colorado, without reference to the conflicts of laws principles thereof.

         5.4 Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be contrary to law, the remaining provisions of this Agreement shall remain in full force and effect.

         5.5 Counterparts. This Agreement may be signed in one or more counterparts, each of which shall be an original, and all of which taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       CONVERGENT GROUP CORPORATION,
                                       a Delaware corporation


                                       By: /s/ SCOTT M. SCHLEY
                                           ----------------------------------
                                       Name:  Scott M. Schley
                                       Title: Chief Financial Officer


                                       /s/ GLENN E. MONTGOMERY, JR.
                                       --------------------------------------
                                       GLENN E. MONTGOMERY, JR.




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

                                       GMJM STOCK PARTNERSHIP, LTD.,
                                       a Colorado limited partnership


                                       By: /s/ GLENN E. MONTGOMERY, JR.
                                           ----------------------------------
                                       Name:  Glenn E. Montgomery, Jr.
                                       Title: General Partner



                                       INSIGHT CAPITAL PARTNERS III, L.P.,
                                       a Delaware limited partnership

                                           By:  InSight Venture Associates, III,
                                                L.L.C., its General Partner

                                       By: /s/ JERRY MURDOCK
                                           ----------------------------------
                                       Name:
                                       Title:



         The undersigned, as the Company or as Company Shareholders or Investors, as the case may be, under the Shareholders' Agreement, hereby approve the foregoing Agreement as an amendment to the Shareholders' Agreement as required under Section 16(a) of the Shareholders' Agreement. Such approval is given solely for purposes of Section 16(a) of the Shareholders' Agreement, and in no event shall any of the undersigned Company Shareholders or Investors, other than the Montgomery Entities and InSight, be considered for any purpose to be a party to the Agreement or have any obligation or liability whatsoever under the Agreement other than as an amendment to the Shareholders' Agreement.


                                       CONVERGENT GROUP CORPORATION,
                                       a Delaware corporation


                                       By: /s/ SCOTT M. SCHLEY
                                           ----------------------------------
                                       Name:  Scott M. Schley
                                       Title: Chief Financial Officer

                                       /s/ GLENN E. MONTGOMERY, JR.
                                       --------------------------------------
                                       GLENN E. MONTGOMERY, JR.



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

                                       GMJM STOCK PARTNERSHIP, LTD.,
                                       a Colorado limited partnership


                                       By: /s/ GLENN E. MONTGOMERY, JR.
                                           ----------------------------------
                                       Name:  Glenn E. Montgomery, Jr.
                                       Title: General Partner


                                       LEHE FAMILY PARTNERS, LTD.,
                                       a Colorado limited partnership

                                       By: /s/ LARRY J. ENGELKEN
                                           ----------------------------------
                                       Name:  Larry J. Engelken
                                       Title: General Partner

                                       By: /s/ HOLLY S. STORM-ENGELKEN
                                           ----------------------------------
                                       Name:  Holly S. Storm-Engelken
                                       Title: General Partner


                                       MARK L. EPSTEIN TRUST


                                       By: /s/ GLENN E. MONTGOMERY, JR.
                                           ----------------------------------
                                       Name:  Glenn E. Montgomery, Jr.
                                       Title: Trustee

                                       By: /s/ HARRY J. SCHMIDT
                                           ----------------------------------
                                       Name:  Harry J. Schmidt
                                       Title: Trustee

                                       /s/ SCOTT M. SCHLEY
                                       --------------------------------------
                                       SCOTT M. SCHLEY


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                                       INSIGHT CAPITAL PARTNERS III, L.P.
                                       a Delaware limited partnership

                                          By:  InSight Venture Associates III,
                                               L.L.C., its General Partner

                                               By: /s/ JERRY MURDOCK
                                                   --------------------------
                                               Name:
                                                     ------------------------
                                               Title:
                                                      -----------------------


                                       INSIGHT CAPITAL PARTNERS III
                                       (CAYMAN), L.P.

                                          By:  InSight Venture Associates III,
                                               L.L.C., its General Partner

                                               By: /s/ JERRY MURDOCK
                                                   --------------------------
                                               Name:
                                                     ------------------------
                                               Title:
                                                      -----------------------


                                       INSIGHT CAPITAL PARTNERS III
                                       (CO-INVESTORS), L.P.,

                                          By:  InSight Venture Associates III,
                                               L.L.C., its General Partner

                                               By: /s/ JERRY MURDOCK
                                                   --------------------------
                                               Name:
                                                     ------------------------
                                               Title:
                                                      -----------------------


                                       UBS CAPITAL II LLC

                                               By: /s/ JUSTIN MACCARONE
                                                   --------------------------
                                               Name: Justin Maccarone
                                                     ------------------------
                                               Title:
                                                      -----------------------

                                               By: /s/ [ILLEGIBLE]
                                                   --------------------------
                                               Name:
                                                     ------------------------
                                               Title:
                                                      -----------------------



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                                       WI SOFTWARE INVESTORS LLC

                                          By:  Wexferd Management LLC, its
                                               investment manager

                                               By: /s/
                                                   --------------------------
                                               Name:
                                                     ------------------------
                                               Title:
                                                      -----------------------


                                       IMPRIMIS SB LP

                                          By:  Imprimis GP LLC, its General
                                               Partner

                                               By: /s/
                                                   --------------------------
                                               Name:
                                                     ------------------------
                                               Title:
                                                      -----------------------


                                       GS PRIVATE EQUITY PARTNERS II, L.P.

                                          By:  GS PEP II Advisors, L.L.C.,
                                               its General Partner

                                             By:  GSAM Gen-Par, L.L.C.,
                                                  its Managing Member

                                               By: /s/ DAVID B. FORD
                                                   --------------------------
                                               Name:  David B. Ford
                                                     ------------------------
                                               Title: Director
                                                      -----------------------


                                       GS PRIVATE EQUITY PARTNERS II
                                       OFFSHORE, L.P.

                                          By:  GS PEP II Offshore Advisors,
                                               Inc., its General Partner

                                               By: /s/ DAVID B. FORD
                                                   --------------------------
                                               Name:  David B. Ford
                                                     ------------------------
                                               Title: Director
                                                      -----------------------

                                       GS PRIVATE EQUITY PARTNERS III, L.P.

                                          By:  GS PEP III Advisors, L.L.C.,
                                               its General Partner

                                             By:  GSAM Gen-Par, L.L.C.,
                                                  its Managing Member

                                               By: /s/ DAVID B. FORD
                                                   --------------------------
                                               Name:  David B. Ford
                                                     ------------------------
                                               Title:  Director
                                                      -----------------------


                                       GS PRIVATE EQUITY PARTNERS III
                                       OFFSHORE, L.P.

                                          By:  GS PEP III Offshore Advisors,
                                               Inc., its General Partner

                                               By: /s/ DAVID B. FORD
                                                   --------------------------
                                               Name:  David B. Ford
                                                     ------------------------
                                               Title:  Director
                                                      -----------------------


                                       NBK/GS PRIVATE EQUITY PARTNERS, L.P.

                                          By:  GS PEP Offshore Advisors (NBK),
                                               Inc., its General Partner

                                               By: /s/ DAVID B. FORD
                                                   --------------------------
                                               Name:   David B. Ford
                                                     ------------------------
                                               Title:  Director
                                                      -----------------------



                                       --------------------------------------
                                       STEPHEN FRIEDMAN



                                       --------------------------------------
                                       CHARLES A. DAVIS

DENVER:0935402.05



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